Exhibit 10.18

SECOND AMENDMENT LOAN AND SECURITY AGREEMENT

This SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is made and entered into effective for all purposes as of December 1, 2005 (the “Effective Date”) among INSIGHT EQUITY A.P. X, LP, a Texas limited partnership (“Borrower”), INSIGHT EQUITY A.P. X ASIA, LLC, a Delaware limited liability company (“Asia LLC”), PT. VISION-EASE ASIA, an investment company organized under the laws of the Republic of Indonesia (“Vision-Ease Asia”), INSIGHT EQUITY A.P. X CANADA, LLC, a Delaware limited liability company (“Canada LLC”), INSIGHT EQUITY A.P. X CANADA PARTNERS, LP, a Texas limited partnership (“Canada LP”), VISION-EASE CANADA CO., an unlimited company organized under the laws of the Province of Nova Scotia, Canada and successor in interest by amalgamation to Vision-Ease Canada, Ltd. (“Vision-Ease Canada”), VISION EASE LENS EUROPE LIMITED, a company limited by shares registered in England and Wales (“Vision-Ease Europe”), VISION-EASE LENS LIMITED, a company limited by shares registered in England and Wales (“Vision-Ease Lens”), INSIGHT EQUITY A.P. X COMPANY, LLC, a Texas limited liability company and the general partner of Borrower (“General Partner”), the financial institutions which are now or which hereafter become a party hereto (collectively, “Lenders” and individually a “Lender”) and ORIX Finance Corp. (“ORIX”), as agent for Lenders (ORIX and its successors and assigns in such capacity, “Agent”).

R E C I T A L S:

A.            Pursuant to that certain Loan and Security Agreement dated as of December 1, 2005, by and among Borrower, Asia LLC, Vision-Ease Asia, Canada LLC, Canada LP, Vision-Ease Canada, Vision-Ease Europe, Vision-Ease Lens, General Partner, Lenders and Agent (as amended by that certain Waiver and First Amendment to Loan Agreement effective as of December 1, 2005, the “Agreement”), Lenders extended certain credit facilities to Borrower.

B.            Borrower and the Loan Parties have requested that the Agreement be amended in certain respects, and Agent and Lenders are willing to comply with such request subject to the terms and provisions of this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE 1

DEFINITIONS

Section 1.1  Terms Defined.  Unless otherwise defined in this Amendment, each capitalized term used in this Amendment has the meaning given to such term in the Agreement (as amended by this Amendment).

ARTICLE 2

AMENDMENT

Section 2.1  Amendment to Agreement.  Clause (a) of Section 6.6 of the Agreement is hereby amended such that the amount “$-0-“ presently appearing in such clause is deleted and replaced by the following phrase:

“an amount equal to the actual Tangible Net Worth of Borrower and its consolidated Subsidiaries as of December 31, 2005, as derived from the audited financial statements”.

ARTICLE 3

MISCELLANEOUS

Section 3.1  Representations and Warranties.  Borrower and each Loan Party hereby jointly and severally represent and warrant to Agent and Lenders that, as of the date of and after giving effect to this Amendment, (a) the execution, delivery and performance of this Amendment and any and all other documents executed and/or delivered in connection herewith have been authorized by all requisite action on the part of Borrower or any Loan Party and will not violate Borrower’s or any Loan Party’s organizational documents, (b) the term “Other Documents” as defined in the Agreement and as used in the Agreement or any of the Other Documents includes, without limitation, any and all other documents executed and/or delivered in connection with this Amendment, (c) all representations and warranties set forth in the Agreement and in the Other Documents are true and correct in all material respects as if made again on and as of such date (except to the extent that such representations and warranties were expressly made only in reference to a specific date), (d) no Default or Event of Default has occurred and is continuing, and (e) the Agreement and the Other Documents (as amended by this Amendment) are and remain legal, valid, binding and enforceable obligations of Borrower and/or the Loan Parties, as applicable.

Section 3.2  Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS APPLIED TO CONTRACTS TO BE PERFORMED WHOLLY WITHIN THE STATE OF TEXAS.

Section 3.3  Counterparts.  This Amendment may be executed in any number of counterparts, all of which when taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.  Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

Section 3.4  No Oral Agreements.  THIS AMENDMENT, TOGETHER WITH THE AGREEMENT AND THE OTHER DOCUMENTS AS WRITTEN, REPRESENT THE FINAL AGREEMENTS BETWEEN AND AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG (A) BORROWER, (B) ANY LOAN PARTY, (C) AGENT AND/OR (D) ANY LENDER.

Section 3.5  Agreement Remains in Effect; No Waiver.  Except as expressly provided herein, all terms and provisions of the Agreement and the Other Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed.  No waiver by Agent or any Lender of any Default or Event of Default shall be deemed to be a waiver of any other Default or Event of Default.  No delay or omission by Agent or any Lender in exercising any power, right or remedy shall impair such power, right or remedy or be construed as a waiver thereof or an acquiescence therein, and no single or partial exercise of any such power, right or remedy shall preclude other or further exercise thereof or the exercise of any other power, right or remedy under the Agreement, the Other Documents or otherwise.

Section 3.6  Survival of Representations and Warranties.  All representations and warranties made in this Amendment or any Other Document shall survive the execution and delivery of this Amendment and the Other Documents, and no investigation by Agent or any Lender or any closing shall affect the representations and warranties or the right of Agent or any Lender to rely upon them.

Section 3.7  Reference to Agreement.  Each of the Agreement and the Other Documents and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Agreement or Other Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

Section 3.8  Severability.  Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

Section 3.9  Successors and Assigns.  This Amendment is binding upon and shall inure to the benefit of Agent, Lenders, Borrower, the other Loan Parties and their respective successors and assigns, except that neither Borrower nor any other Loan Party may assign or transfer any of its rights or obligations hereunder without the prior written consent of Agent and Lenders.

Section 3.10  Headings.  The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

Section 3.11  Consent.  Each Loan Party, as a Guarantor of the Obligations, hereby consents to Borrower, Agent and Lenders entering into this Amendment and agrees that (a) the Other Documents to which such Loan Party is a party shall remain in full force and effect and shall continue to be the legal, valid and binding obligations of such Loan Party enforceable against it in accordance with their respective terms and are hereby ratified and confirmed in all respects, and (b) the indebtedness, liabilities and obligations secured, guaranteed and/or evidenced by the Other Documents to which such Loan Party is a party include, without limitation, all “Obligations” as such term is defined in the Agreement as amended by this Amendment and as such “Obligations” may be increased or modified directly or indirectly as a result of or in connection with this Amendment.

[Signature Page Follows]

IN WITNESS WHEREOF, Borrower, the Loan Parties, Agent and Lenders have caused this Amendment to be executed and delivered by their duly authorized officers effective as of the date first above written.

BORROWER:

INSIGHT EQUITY A.P. X, LP

By:	Insight Equity A.P. X Company, LLC
Title:	General Partner

	By:	/s/ Ted W. Beneski
	Name:	Ted W. Beneski
	Title:	Chairman of the Board

ADDITIONAL LOAN PARTIES:

INSIGHT EQUITY A.P. X ASIA, LLC

By:		/s/ Ted W. Beneski
Name:		Ted W. Beneski
Title:		Chairman of the Board

PT. VISION-EASE ASIA

By:		/s/ Ted W. Beneski
Name:		Ted W. Beneski
Title:		President Commissioner

INSIGHT EQUITY A.P. X CANADA, LLC

By:		/s/ Ted W. Beneski
Name:		Ted W. Beneski
Title:		Chairman of the Board

INSIGHT EQUITY A.P. X CANADA PARTNERS, LP

By:	Insight Equity A.P. X Canada, LLC
Title:	General Partner

By:	/s/ Ted W. Beneski
Name:	Ted W. Beneski
Title:	Chairman of the Board

VISION-EASE CANADA CO.

By:	/s/ Ted W. Beneski
Name:	Ted W. Beneski
Title:	Chairman of the Board

VISION EASE LENS EUROPE LIMITED

By:	/s/ Rich Faber
Name:	Rich Faber
Title:	Director

VISION-EASE LENS LIMITED

By:	/s/ Rich Faber
Name:	Rich Faber
Title:	Director

INSIGHT EQUITY A.P. X COMPANY, LLC

By:	/s/ Ted W. Beneski
Name:	Ted W. Beneski
Title:	Chairman of the Board

AGENT AND A LENDER:

ORIX FINANCE CORP.,
as Agent and a Lender

By:	/s/ Christopher L. Smith
Name:	Christopher L. Smith
Title:	Authorized Representative

BLAZERMAN AND CO., AS THE NOMINEE
OF BILL & MELINDA GATES FOUNDATION

By:	/s/ Kevin S. Buckle
Name:	Kevin S. Buckle
Title:	Senior Vice President

CASCADE INVESTMENT LLC

By:	/s/ Kevin S. Buckle
Name:	Kevin S. Buckle
Title:	Senior Vice President

COASTLEDGE AND CO., AS THE NOMINEE OF ARROW INVESTMENT PARTNERS

By:	/s/ Kevin S. Buckle
Name:	Kevin S. Buckle
Title:	Senior Vice President

NEWSTAR COMMERCIAL LOAN TRUST 2006-1

By:	/s/ Walter J. Marullo
Name:	Walter J. Marullo
Title:	Managing Director